AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1998
                                                REGISTRATION STATEMENT 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933

                               ----------------
                    CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEW JERSEY                         2750                       22-3561164
     (State or Other Jurisdiction      (Primary Standard Industrial        (I.R.S. Employer
 of Incorporation or Organization)      Classification Code Number)     Identification Number)

                               629 GROVE STREET
                         JERSEY CITY, NEW JERSEY 07310
                                (201) 217-1990
(Address,  Including  Zip  Code,  and  Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                           MR. MICHAEL R. CUNNINGHAM
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               629 GROVE STREET
                         JERSEY CITY, NEW JERSEY 07310
                                 (201) 217-1990
(Name,  Address  Including  Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                               ----------------
                         Copies of Communications to:

       JEFFREY A. BAUMEL, ESQ.                       JEFFREY S. LOWENTHAL, ESQ.
     LAWRENCE A. GOLDMAN, ESQ.                     STROOCK & STROOCK & LAVAN LLP
      GIBBONS, DEL DEO, DOLAN,                            180 MAIDEN LANE
   GRIFFINGER & VECCHIONE, P.C.                       NEW YORK, NEW YORK 10038
         ONE RIVERFRONT PLAZA                              (212) 806-5400
      NEWARK, NEW JERSEY 07102
             (973) 596-4500

                               ----------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-46541

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                                  CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
                                                       PROPOSED           PROPOSED
       TITLE OF EACH CLASS                             MAXIMUM            MAXIMUM             AMOUNT
          OF SECURITIES             AMOUNT TO BE    OFFERING PRICE       AGGREGATE              OF
         TO BE REGISTERED          REGISTERED      PER SECURITY(1)   OFFERING PRICE(1)   REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Common Stock, no par value.....       115,000          $13.00          $1,495,000            $441.00
============================================================================================================

(1) Estimated solely for purposes of calculating the registration fee.
 ===============================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information in the Registration Statement filed on Form S-1, as amended to the date hereof, by Cunningham Graphics International, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-46541) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                       SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, State of New Jersey, on April 22, 1998.



                                 CUNNINGHAM GRAPHICS INTERNATIONAL, INC.


                                 By: /s/ Michael R. Cunningham
                                     ------------------------------------------
                                     Michael R. Cunningham
                                     President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints Michael R. Cunningham and Gordon Mays, or either of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Commission, any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

              NAME                              TITLE                      DATE
--------------------------------   ------------------------------   -----------------
   /s/ Michael R. Cunningham       Chairman of the Board,             April 22, 1998
 -----------------------------     President, Chief Executive
      Michael R. Cunningham        Officer and Director
                                   (Principal Executive Officer)

      /s/ Robert M. Okin           Senior Vice President              April 22, 1998
 -----------------------------     and Chief Financial
          Robert M. Okin           Officer
                                   (Principal Financial and
                                   Accounting Officer)

    /s/ James J. Cunningham        Director                           April 22, 1998
 -----------------------------
        James J. Cunningham

       /s/ Gordon Mays             Director                           April 22, 1998
 -----------------------------
           Gordon Mays

  EXHIBIT NO.                                          DESCRIPTION
  -----------                                          -----------
    5.1           Opinion of Gibbons, Del Deo, Dolan, Griffinger & Vecchione
   23.1           Consent of Gibbons, Del Deo, Dolan, Griffinger & Vecchione (included in Exhibit 5.1)
   23.2           Consent of Ernst & Young LLP
   23.3           Consent of Ernst & Young Chartered Accountants
   24.1           Power of Attorney (Included on Signature Page)
   99.1           Consent of Arnold Spinner
   99.3           Consent of Laurence Gerber
   99.4           Consent of Stanley J. Moss